Investing Activities	12 Months Ended
Dec. 31, 2019
Investments [Abstract]
Investing Activities [Text Block]
Note 6 – Investing Activities
Other investing income (loss) – net
The following table presents certain items reflected in Other investing income (loss) – net in the Consolidated Statement of Operations:

	Year Ended December 31,
	2019	2018	2017
	(Millions)
Impairment of equity-method investments (Note 18)	$(186)	$(32)	$—
Gain (loss) on deconsolidation of businesses	(29)	203	—
Gain on disposition of equity-method investments	122	—	269
Other	14	16	13
Other investing income (loss) – net	$(79)	$187	$282

Brazos Permian II Equity-Method Investment
During the fourth quarter of 2018, we contributed the majority of our existing Delaware basin assets and $27 million in cash in exchange for a 15 percent interest in the Brazos Permian II, which consists of gas and crude oil gathering pipelines, natural gas processing, and oil storage facilities. We recorded a deconsolidation gain of $141 million reflected in Other investing income (loss) – net in the Consolidated Statement of Operations reflecting the excess of the fair value of our acquired interest over the carrying value of the assets contributed. We estimated the fair value of our interest to be $192 million primarily using a market approach (a Level 3 measurement within the fair value hierarchy). This approach involved the observation of recent transaction multiples in the Permian basin, including recent acquisitions consummated during 2018. Our interest in Brazos Permian II is considered an equity-method investment due to the fact that we are able to exert significant influence over its operating and financial policies.
RMM Equity-Method Investment
During the third quarter of 2018, our joint venture, RMM, purchased a natural gas and oil gathering and natural gas processing business in Colorado’s Denver-Julesburg basin. Our initial economic ownership was 40 percent, but increased to 50 percent at December 31, 2018, based on additional capital contributions made after the initial purchase.
Jackalope Deconsolidation
During the second quarter of 2018, we deconsolidated our 50 percent interest in Jackalope (see Note 4 – Variable Interest Entities). We recorded our interest in Jackalope as an equity-method investment at its estimated fair value, resulting in a deconsolidation gain of $62 million reflected in Other investing income (loss) – net in the Consolidated Statement of Operations. We estimated the fair value of our interest to be $310 million using an income approach based on expected future cash flows and an appropriate discount rate (a Level 3 measurement within the fair value hierarchy). The determination of expected future cash flows involved significant assumptions regarding gathering and processing volumes and related capital spending. A 10.9 percent discount rate was utilized and reflected our estimate of the cost of capital as impacted by market conditions and risks associated with the underlying business. The deconsolidated carrying value of the net assets of Jackalope included $47 million of goodwill.
Sale of Jackalope
In April 2019, we sold our 50 percent equity-method interest in Jackalope for $485 million in cash, resulting in a gain on the disposition of $122 million, reflected in Other investing income (loss) – net in the Consolidated Statement of Operations.
Constitution Deconsolidation
We deconsolidated our interest in Constitution as of December 31, 2019, recognizing a loss on deconsolidation of $27 million. See Note 4 – Variable Interest Entities for further discussion.
Acquisition of Additional Interests in Appalachia Midstream Investments
During the first quarter of 2017, we exchanged all of our 50 percent interest in DBJV for an increased interest in two natural gas gathering systems that are part of the Appalachia Midstream Investments and $155 million in cash. This transaction was recorded based on our estimate of the fair value of the interests received as we have more insight to this value as we operate the underlying assets. Following this exchange, we have an approximate average 66 percent interest in the Appalachia Midstream Investments. We continue to account for this investment under the equity method of accounting due to the significant participatory rights of our partners such that we do not exercise control. We also sold all of our interest in Ranch Westex JV LLC (Ranch Westex) for $45 million. These transactions resulted in a total gain of $269 million reflected in Other investing income (loss) – net in the Consolidated Statement of Operations.
The fair value of the increased interests in the Appalachia Midstream Investments received as consideration was estimated to be $1.1 billion using an income approach based on expected cash flows and an appropriate discount rate (a Level 3 measurement within the fair value hierarchy). The determination of estimated future cash flows involved significant assumptions regarding gathering volumes, rates, and related capital spending. A 9.5 percent discount rate was utilized and reflected our estimate of the cost of capital as impacted by market conditions and risks associated with the underlying business.
Equity-Method Investments

	Ownership Interest at December 31, 2019	December 31,
		2019	2018
		(Millions)
Appalachia Midstream Investments	(1)	$3,236	$3,218
RMM	50%	881	776
Discovery	60%	472	507
Caiman II	58%	428	412
OPPL	50%	403	415
Laurel Mountain	69%	249	314
Gulfstream	50%	217	225
Brazos Permian II	15%	194	191
UEOM	(2)	—	1,293
Jackalope	(3)	—	343
Other	Various	155	127
		$6,235	$7,821
___________

(1)	Includes equity-method investments in multiple gathering systems in the Marcellus Shale with an approximate average 66 percent interest.

(2)
At December 31, 2018, we owned a 62 percent interest in UEOM. On March 18, 2019, we acquired the remaining 38 percent interest. As a result of acquiring this additional interest, we obtained control of and now consolidate UEOM.

(3)	At December 31, 2018, we owned a 50 percent interest in Jackalope. In April 2019, we sold our interest in Jackalope.
We have differences between the carrying value of our equity-method investments and the underlying equity in the net assets of the investees of $1 billion at December 31, 2019 and $1.8 billion at December 31, 2018. These differences primarily relate to our investments in Appalachia Midstream Investments (and UEOM at December 31, 2018), resulting from property, plant, and equipment, as well as customer-based intangible assets and goodwill.
Purchases of and contributions to equity-method investments
We generally fund our portion of significant expansion or development projects of these investees through additional capital contributions. These transactions increased the carrying value of our investments and included:

	Year Ended December 31,
	2019	2018	2017
	(Millions)
RMM	$145	$795	$—
Appalachia Midstream Investments	140	246	70
Laurel Mountain	36	16	—
Caiman II	28	—	24
Jackalope	24	42	—
Brazos Permian II	18	27	—
Discovery	—	5	1
DBJV	—	—	32
Other	62	1	5
	$453	$1,132	$132

Dividends and distributions
The organizational documents of entities in which we have an equity-method investment generally require distribution of available cash to members on at least a quarterly basis. These transactions reduced the carrying value of our investments and included:

	Year Ended December 31,
	2019	2018	2017
	(Millions)
Appalachia Midstream Investments	$293	$297	$270
Gulfstream	86	93	92
OPPL	77	73	68
Caiman II	42	46	49
Discovery	41	45	127
RMM	38	—	—
Laurel Mountain	30	23	32
UEOM	13	70	80
DBJV	—	—	39
Other	37	46	27
	$657	$693	$784

Summarized Financial Position and Results of Operations of All Equity-Method Investments

	December 31,
	2019	2018
	(Millions)
Assets (liabilities):
Current assets	$581	$834
Noncurrent assets	11,966	13,199
Current liabilities	(341)	(605)
Noncurrent liabilities	(2,532)	(2,491)

	Year Ended December 31,
	2019	2018	2017
	(Millions)
Gross revenue	$2,490	$2,411	$1,961
Operating income	685	804	871
Net income	598	795	806